                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement              [ ]  Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Books-A-Million, Inc.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

The filing fee of $_______ was calculated on the basis of the information that follows:

1.       Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

2.       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------

4.       Proposed maximum Aggregate value of transaction:

         -----------------------------------------------------------------------

                                 BOOKS-A-MILLION

                                                                  April 26, 2005

Dear Stockholder:

      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Books-A-Million, Inc., which will be held at 10:00 a.m. on Wednesday, June 1, 2005, at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203.

      The principal business of the meeting will be to (i) elect a class of directors to serve a three-year term expiring in 2008 and (ii) approve the Company's Incentive Award Plan. During the meeting, we will also review the results of the past fiscal year and report on significant aspects of our operations during the first quarter of fiscal 2006.

      Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

                                                Sincerely yours,

                                                /s/ Clyde B. Anderson
                                                -------------------------------
                                                Clyde B. Anderson
                                                Executive Chairman of the Board

                              BOOKS-A-MILLION, INC.
                               402 INDUSTRIAL LANE
                            BIRMINGHAM, ALABAMA 35211

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Books-A-Million, Inc., which will be held at 10:00 a.m. on Wednesday, June 1, 2005, at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203. The meeting is called for the following purposes:

      (1) To elect a class of directors for a three-year term expiring in 2008;

      (2)   To approve the Company's Incentive Award Plan; and

      (3) To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 4, 2005 as the record date for the purpose of determining the stockholders who are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

                                         By Order of the Board of Directors,

                                         /s/ Sandra B. Cochran
                                         ---------------------------------------
                                         Sandra B. Cochran
                                         President, Chief Executive Officer and
                                          Secretary

April 26, 2005
Birmingham, Alabama

      IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATED AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES WILL BE REPRESENTED.

                              BOOKS-A-MILLION, INC.
                               402 Industrial Lane
                            Birmingham, Alabama 35211

                                 PROXY STATEMENT

      This Proxy Statement is furnished by and on behalf of the Board of Directors of Books-A-Million, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Wednesday, June 1, 2005, at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama 35203 and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about April 26, 2005 to the Company's stockholders of record on the Record Date, as defined below.

     THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE
         ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

                             SHARES ENTITLED TO VOTE

      Proxies will be voted as specified by the stockholder or stockholders granting the proxy. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock, $.01 par value per share (the "Common Stock"), of the Company represented thereby will be voted FOR the election as director of the nominees listed in this Proxy Statement and FOR the approval of the Company's Incentive Award Plan. The submission of a signed proxy will not affect a stockholder's right to attend and to vote in person at the Annual Meeting. A stockholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date or by attending and voting in person at the Annual Meeting.

      Only holders of record of Common Stock as of the close of business on April 4, 2005 (the "Record Date") will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 16,191,375 shares of Common Stock (the "Shares") outstanding. Holders of Shares authorized to vote are entitled to cast one vote per Share on all matters. The holders of a majority of the Shares entitled to vote must be present or represented by proxy to constitute a quorum. Shares as to which authority to vote is withheld and abstentions are counted in determining whether a quorum exists.

      Under Delaware law and the Company's by-laws, directors are elected by the affirmative vote, in person or by proxy, of a plurality of the shares entitled to vote in the election at a meeting at which a quorum is present. Only votes actually cast will be counted for the purpose of determining whether a particular nominee received more votes than the persons, if any, nominated for the same seat on the Board of Directors.

      Approval of any other matters that may properly come before the Annual Meeting, requires the affirmative vote of a majority of the Shares represented in person or by proxy and entitled to vote on such matter at a meeting at which a quorum is present. Abstentions, votes withheld and, unless a broker's authority to vote on a particular matter is limited, shares held in street name that are not voted are counted in determining the votes present at a meeting and entitled to vote, such as for quorum purposes. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of votes against such proposal. However, a share that is held in street name that is not voted because the broker's authority to vote on that matter is limited and the broker did not receive direction on how to vote the share on that matter from the beneficial owner (a "broker non-vote") is not considered entitled to vote and is thus not calculated as a vote cast at a meeting (either for or against the proposal). As a broker's authority to vote with respect to the election of directors is not limited, there cannot be any broker non-votes on that matter.

      With respect to any other matters that may come before the Annual Meeting, if proxies are executed and returned, such proxies will be voted in a manner deemed by the proxy representatives named therein to be in the best interests of the Company and its stockholders.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into three classes of directors serving staggered terms of office. Upon the expiration of the term of office of a class of directors, the nominee or nominees for that class are elected for a term of three years to serve until the election and qualification of their successors. The current term of Mr. Terry C. Anderson expires upon the election and qualification of the director to be elected at this Annual Meeting. The Board of Directors has nominated Mr. Anderson for re-election to the Board of Directors at the Annual Meeting, to serve until the 2008 annual meeting of stockholders and until his successor is duly elected and qualified.

      All Shares represented by properly executed proxies received in response to this solicitation will be voted for the election of the directors as specified therein by the stockholders. Unless otherwise specified in the proxy, it is the intention of the persons named on the enclosed proxy card to vote FOR the election of Mr. Terry C Anderson to the Board of Directors. Mr. Anderson has consented to serve as a director of the Company if elected. If at the time of the Annual Meeting Mr. Anderson is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board of Directors. The Board of Directors has no reason to believe that Mr. Anderson will be unable or will decline to serve as a director.

      Stockholders may withhold their votes from a nominee by so indicating in the space provided on the enclosed proxy card.

      Set forth below is certain information furnished to the Company by Mr. Anderson and by each of the incumbent directors whose terms will continue following the Annual Meeting.

NOMINEE FOR ELECTION - TERM EXPIRING 2008

TERRY C. ANDERSON
Age: 47

      Terry C. Anderson has served as a director of the Company since April 1998. Mr. Anderson serves as the President and Chief Executive Officer of American Promotional Events, Inc., an importer and wholesaler of pyrotechnics, since July 1988. Mr. Anderson is the brother of Clyde B. Anderson, the Executive Chairman of the Company's Board of Directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTOR OF THE NOMINEE NAMED ABOVE.

INCUMBENT DIRECTORS - TERM EXPIRING 2006

CLYDE B. ANDERSON
Age: 44

      Clyde B. Anderson has served as Executive Chairman of the Board of Directors since February 2004 and has served as a director of the Company since August 1987. Mr. Anderson served as the Chairman of the Board of Directors from January 2000 until February 2004 and also served as the Chief Executive Officer of the Company from July 1992 until February 2004. Mr. Anderson also served as the President of the Company from November 1987 to August 1999. From November 1987 to March 1994, Mr. Anderson also served as the Company's Chief Operating Officer. Mr. Anderson serves on the Board of Directors of Hibbett Sporting Goods, Inc., a sporting goods retailer. Mr. Anderson is the brother of Terry C. Anderson, both members of the Company's Board of Directors.

RONALD G. BRUNO
Age: 53

      Ronald G. Bruno has served as the President of Bruno Capital Management Corporation, an investment company, since September 1995 and has served as a director of the Company since September 1992. Formerly, Mr. Bruno served as the Chairman and Chief Executive Officer of Bruno's Supermarkets, Inc., a supermarket retailing chain. Mr. Bruno is a director of Russell Corporation, a sports apparel manufacturing company.

INCUMBENT DIRECTORS - TERM EXPIRING 2007

J. BARRY MASON
Age: 64

      J. Barry Mason has served as a director of the Company since April 1998. Dr. Mason has held the positions of Dean and Thomas D. Russell Professor of Business Administration at the Culverhouse College of Commerce, The University of Alabama since 1988. Dr. Mason also served as the Interim President of The University of Alabama during 2002 - 2003.

WILLIAM H. ROGERS, JR.

Age:  47

      William H. Rogers, Jr. has served as a director of the Company since November 2000. Mr. Rogers serves as Executive Vice President responsible for the Wealth & Investment Management, Commercial, and Mortgage Lines of Business, SunTrust Banks, Incorporated. He has held various other positions with SunTrust since 1980. Mr. Rogers is a director of SunTrust Capital Markets, an investment banking firm.

                     PROPOSAL II - APPROVAL OF THE COMPANY'S
                            2005 INCENTIVE AWARD PLAN
GENERAL

      The Board of Directors (the "Board") has adopted, subject to stockholder approval, the Books-A-Million 2005 Incentive Award Plan (the "Plan") for members of the Board, employees and consultants of the Company and its subsidiaries. The Plan will become effective when the Plan is approved by the affirmative vote of the holders of the majority of our Common Stock present, or represented, and entitled to vote thereon at the Annual Meeting of Stockholders.

      The Board believes that the Plan will promote the success and enhance the value of the Company by continuing to link the personal interest of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance.

      The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and/or performance-based awards to eligible individuals. A summary of the principal provisions of the Plan is set forth below. The summary is qualified by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

ADMINISTRATION

      The Plan will generally be administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or employees who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). The Compensation Committee will include at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b-3 under the Exchange Act, and an "outside director" pursuant to Section 162(m) of the Code. The Compensation Committee will have the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, provided that the Compensation Committee will not have the authority to accelerate vesting or waive the forfeiture of any performance-based awards. Notwithstanding the foregoing, the full Board will administer the Plan with respect to awards made to independent directors. In its sole discretion, the Board may at any time and from time to time exercise any and all rights of the Compensation Committee under the Plan except with respect to matters under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any other regulations or rules issued thereunder, that are required to be determined by the Compensation Committee.

ELIGIBILITY

      Persons eligible to participate in the Plan include all members of the Board (currently comprised of five persons following the 2005 Annual Meeting), all employees of the Company and its subsidiaries (currently approximately 200 persons), and any and all consultants, as determined by the Compensation Committee.

LIMITATION ON AWARDS AND SHARES AVAILABLE

      An aggregate of 300,000 shares of Common Stock may be issued pursuant to awards granted under the Plan. The shares of Common Stock covered by the Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award terminates, expires or lapses for any reason, any shares subject to the award may be used again for new grants under the Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the Plan. No additional awards will be made under the Books-A-Million, Inc. Amended and Restated Stock Option Plan after the approval of the Plan by the Company's stockholders.

      The maximum number of shares of Common Stock that may be subject to one or more awards to a participant pursuant to the Plan during any calendar year is 100,000. As of April 4, 2005, the Record Date, the closing price of the Common Stock on the NASDAQ National Market was $9.10 per share. From January 1, 2005 through April 4, 2005, no shares of Common Stock have been acquired by our directors and employees pursuant to exercises of outstanding stock options.

AWARDS

      The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Plan. See the Summary Compensation Table on page 16, for more information on prior awards to named executive officers.

      Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Plan. The option exercise price of all stock options granted pursuant to the Plan will not be less than 100% of the fair market value per share of Common Stock on the date of grant. Stock options may be exercised as determined by the Compensation Committee, but in no event after the tenth anniversary date of grant, provided that a vested nonqualified stock option may be exercised up to 12 months after the optionee's death. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

      Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or, with the consent of the Board and/or Compensation Committee, by tendering previously acquired shares of Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Compensation Committee in order to avoid adverse accounting consequences and have a fair market value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof) or other property acceptable to the Compensation Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

      Restricted stock may be granted pursuant to the Plan. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

      A stock appreciation right (a "SAR") is the right to receive payment (either in the form of cash or shares of Common Stock) of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. The other types of awards that may be granted under the Plan include performance shares, performance stock units, dividend equivalents, deferred stock, and restricted stock units.

      The Compensation Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Compensation Committee), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow, and free cash flow), cash flow return on capital, return on net assets, return on shareholders' equity, return on assets, return on capital, return on invested capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Compensation Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Compensation Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any period.

      Performance awards may be granted pursuant to the Plan. Performance awards are performance-based awards within the meaning of Section 162(m) of the Code that represent rights to receive a cash payment contingent upon achieving certain performance goals established by the Compensation Committee. The maximum amount that may be paid to any participant pursuant to a Performance Award during any calendar year is $1,000,000.

AMENDMENT AND TERMINATION

      The Compensation Committee, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the Plan, to permit the Compensation Committee to grant options with a price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the Plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. In no event may an award be granted pursuant to the Plan on or after the tenth anniversary of the date the stockholders approve the Plan.

FEDERAL INCOME TAX CONSEQUENCES

      With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

      The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock-settled SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Code Section 162(m) with respect to covered employees.

      Certain types of awards under the Plan, including cash-settled SARs, restricted stock units and deferred stock may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, participants may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% income tax (and, potentially, certain interest penalties). To the extent applicable, the Plan and awards granted under the Plan will be interpreted to comply with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Compensation Committee, the Plan and applicable Award Agreements may be amended to comply with Section 409A of the Code or to exempt the applicable awards from
Section 409A of the Code.

NEW PLAN BENEFITS

      No awards will be granted pursuant to the Plan until it is approved by the Company's stockholders. In addition, awards are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan or the benefits that would have been received by such participants if the Plan had been in effect in the year ended January 29, 2005.

VOTE REQUIRED

      Adoption of the Plan requires approval by holders of a majority of the outstanding shares of Company Common Stock who are present, or represented, and entitled to vote thereon, at the Annual Meeting of Stockholders.

                THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                    THE COMPANY'S 2005 INCENTIVE AWARD PLAN.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The Company's Board of Directors held seven meetings during the Company's fiscal year ended January 29, 2005 ("fiscal 2005"). The Board has an Audit Committee, a Compensation Committee and a Nominating Committee. Each director attended at least 75% of the meetings of the Board and the committees of the Board on which he served.

      Directors are encouraged to attend annual meetings of Books-A-Million stockholders. All Directors were present at the last annual meeting of stockholders.

      Board Independence. The Board of Directors currently has five members, three of which are independent within the meaning of the NASDAQ Stock Market, Inc. independence standards.

      Committees of the Board of Directors. The Audit Committee consists of Messrs. J. Barry Mason, Chairman of the Committee, Ronald G. Bruno and William
H. Rogers, Jr. The responsibilities of the Audit Committee include, in addition to such other duties as the Board may specify, appointing independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, monitoring the Company's financial policies and control procedures and reviewing and monitoring the provision of non-audit services by the Company's auditors. The Audit Committee held seven meetings in fiscal 2005.

      The Board of Directors has determined that the members of the Audit Committee are independent directors, as defined by the Audit Committee Charter and the NASDAQ National Market. The Audit Committee acts under a written charter first adopted in 1992 and last updated in March 2005. The Audit Committee Charter is available free of charge on the Company's website at www.booksamillioninc.com. The Board of Directors has determined that Dr. J. Barry Mason is qualified as an audit committee financial expert.

      Dr. Mason's background and description of positions held during his tenure at The University of Alabama are summarized in the section "Incumbent Directors
- Term Expiring 2007" on page 4 of this proxy. Dr. Mason has held the position of dean of the business school at The University of Alabama for seventeen years. In this capacity, he oversees the Culverhouse School of Accountancy of the Culverhouse College of Commerce, which is one of the most highly rated accounting programs in the country. In addition, during his tenure as Interim President of The University of Alabama, Dr.

Mason oversaw the administrative and financial operations of the University. Dr. Mason has also authored or co-authored several college texts in the business area, including one college text on modern retailing, which has been used in the academic programs of several colleges. Dr. Mason's extensive background in education for business and finance, as well as his tenure as Interim President of The University of Alabama, has provided him a strong financial background for use in his role on the Company's Audit Committee.

      The Compensation Committee consists of Messrs. Ronald G. Bruno, Chairman of the Committee, J. Barry Mason and William H. Rogers, Jr. Ronald G. Bruno served as chair of the committee during fiscal 2005; as of March 2005, William
H. Rogers, Jr. became the chair of this committee. The responsibilities of the Compensation Committee include, in addition to such other duties as the Board may specify, establishing salaries, bonuses and other compensation for the Company's executive officers and administering the Company's Stock Option Plan, Employee Stock Purchase Plan, Executive Incentive Plan (the "Incentive Plan") and, if approved, The Plan. The Compensation Committee held two meetings in fiscal 2005.

      The Nominating Committee consists of Messrs. Ronald G. Bruno, Chairman of the Committee, J. Barry Mason and William H. Rogers, Jr. The responsibilities of the Nominating Committee include, in addition to such other duties as the Board may specify, developing and reviewing background information for candidates for the Board of Directors, and making recommendations to the Board regarding such candidates. The Nominating Committee held two meetings in fiscal 2005.

      The Board of Directors has determined that the members of the Nominating Committee are independent directors, as defined by the Nominating Committee Charter and the NASDAQ National Market. The Nominating Committee acts under a written charter first adopted in 2004. The Nominating Committee charter is available free of charge on the Company's website at www.booksamillioninc.com .

      Stockholder Nominations of Director Candidates. The bylaws of the Company provide that any stockholder entitled to vote on the election of directors at a meeting called for such purpose may nominate persons for election to the Board by following the procedures set forth in the section titled "Notice of Stockholder Nominees." You may contact the Books-A-Million Corporate Secretary at the Company's executive offices for a free copy of the Company's bylaws.

      Identifying and Evaluating Nominees for Directors. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. The Nominating Committee will consider suggestions from stockholders for nominees for election as directors. Stockholders who wish to submit a proposed nominee to the Nominating Committee should send written notice to Mr. Ronald G. Bruno, Nominating Committee Chairman, Books-A-Million, Inc., 402 Industrial Lane, Birmingham, Alabama 35211.

      Such notice should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person's written consent to being named in the Proxy Statement as a nominee and to serve as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the proposed nomination is being made, and the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner. The Nominating Committee will consider nominees suggested by stockholders on the same terms as nominees provided by search firms or other parties. The Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

      The Nominating Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee: 1) must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices, 2) must not serve on more than two other public company boards, 3) must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation, and
4) must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.

      Compensation of Directors. Directors who are not employees of the Company ("Non Employee Directors") receive an annual retainer fee of $25,000 and an attendance fee of $1,000 for each Board, Compensation and Nominating Committee meeting attended, as well as reimbursement of all out-of-pocket expenses incurred in attending all such meetings. Audit Committee members receive $2,000 per meeting attended and the Chairman of the Audit Committee receives $3,000 per meeting, as well as reimbursement of all out-of-pocket expenses incurred in attending all such meetings.

      In addition, the Company's Non-Employee Directors are eligible to receive formula grants of stock options under the Company's Stock Option Plan. Under the Company's Stock Option Plan, each director who is not an employee of the Company or its subsidiary is, on the first day he serves as a director, granted options to purchase 10,000 shares of Common Stock from the Company at the fair market value (as defined in the Stock Option Plan) of such Common Stock on such date. Further, each such director who is serving as a director on the last business day of each calendar year and who has served as a director for more than one year shall be granted options to purchase 6,000 shares of Common Stock from the Company at the fair market value of the Common Stock on such date. Accordingly, each of Messrs. Terry C. Anderson, Ronald G. Bruno, J. Barry Mason and William
H. Rogers, Jr. received a grant of options to purchase 6,000 shares of Common Stock at an exercise price of $9.47 per share on December 31, 2004. All options expire on the tenth anniversary of the date of the grant or 90 days after such individual ceases to be a director of the Company. Each of these options granted to directors of the Company are immediately exercisable.

      Communication with Directors. Individuals may communicate with the Board by submitting the communication to the Company's executive offices at 402 Industrial Lane, Birmingham, Alabama 35211. The communication should be directed to: Internal Auditor. The Company's Internal Auditor reports directly to the Audit Committee of the Board of Directors, and will immediately communicate the information to the Audit Committee and / or all members of the Board.

AUDITOR FEES AND SERVICES

      The Audit Committee of the Board of Directors has not yet selected a firm to serve as the Company's independent auditors for the 2006 fiscal year. Deloitte & Touche LLP has served as the Company's independent auditor for fiscal years 2003, 2004 and 2005. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting. They will be provided an opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

      The following table shows the fees paid or accrued, including out-of-pocket expenses, by the Company for the audit provided by Deloitte & Touche LLP for fiscal years 2005 and 2004:

         FEES               2005        2004
----------------------    --------    --------
Audit Fees (1)            $216,250    $161,250
Audit-related Fees (2)     135,623      21,053
Tax Fees (3)                30,820       9,500
                          --------    --------
Total                     $382,693    $191,803
                          ========    ========

(1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2) Audit-related fees consisted primarily of accounting reviews of Sarbanes-Oxley documentation, as well as accounting consultations and employee benefit plan audits.

(3) Tax fees principally included tax compliance fees and tax advice and planning fees.

      The Audit Committee has required that a majority of its members pre-approve all audit-related and non-audit services not prohibited by law to be performed by the Company's independent auditors.

      The Audit Committee has considered whether the provision of non-audit services by the Company's independent auditor is compatible with maintaining auditor independence, and believes that the provision of such services is compatible.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is comprised of three directors, all of whom have been determined to be independent by the Board as defined by the NASDAQ National Market and the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee's charter is available on the Company's website at www.booksamillioninc.com or to any stockholder otherwise requesting a copy.

      The members of the Audit Committee are Messrs. J. Barry Mason (Chairman), Ronald G. Bruno and William H. Rogers. The Board has determined that Dr. Mason is an audit committee financial expert as defined by the Securities and Exchange Commission.

      The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the quality and integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the independent accounting firm serving as auditors of the Company and (iv) the performance of the Company's internal audit function and the independent auditors. The Audit Committee's primary duties and responsibilities relate to:

      a. maintenance by management of the reliability and integrity of the accounting policies and financial reporting and financial disclosure practices of the Company;

      b. establishment and maintenance by management of processes to assure that an adequate system of internal controls is functioning within the Company; and

      c.    retention and termination of the independent auditors.

      Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      The Audit Committee held seven meetings during fiscal 2005, including regular meetings in conjunction with the close of each fiscal quarter during which the Audit Committee reviewed and discussed the Company's financial statements with management and Deloitte & Touche LLP, its independent auditors.

      The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 29, 2005 with the Company's management, and management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees) as amended by SAS No. 91.

      The Audit Committee received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with Deloitte & Touche LLP their independence from the Company. It considered the non-audit services provided by Deloitte & Touche LLP and determined that the services provided are compatible with maintaining Deloitte & Touche LLP's independence. The Audit Committee approved 100% of all audit, audit related, tax and other services provided by Deloitte & Touche LLP for the fiscal year ended January 29, 2005. The total fees paid to Deloitte & Touche LLP for the last two fiscal years are described above under "Auditor Fees and Services."

      Based on the Audit Committee's discussions with management and the independent auditors, the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2005 for filing with the Securities and Exchange Commission.

      By the Audit Committee of the Board of Directors:
              J. Barry Mason, Chairman
              Ronald G. Bruno
              William H. Rogers, Jr.

CODE OF CONDUCT

      The Company has adopted a code of business conduct and ethics for all directors, officers (including the Company's principal executive officer, principal financial officer and controller) and employees. The Company's Code of Business Conduct is available free of charge on the Company's website at www.booksamillioninc.com. Stockholders may also request a free copy of the Code of Business Conduct by writing to the attention of Investor Relations at the Company's executive offices at 402 Industrial Lane, Birmingham, Alabama 35211.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information concerning the beneficial ownership of Common Stock of the Company of (i) those persons known by management of the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) the directors of the Company, (iii) the executive officers named in the Summary Compensation Table included elsewhere herein and
(iv) all current directors and executive officers as a group. Such information is provided as of March 1, 2005. The outstanding Common Stock of the Company on March 1, 2005 was 16,184,050 shares. According to rules adopted by the SEC, a person is the "beneficial owner" of securities if he or she has or shares the power to vote them or to direct their investment or has the right to acquire beneficial ownership of such securities within 60 days through the exercise of an option, warrant, right of conversion of a security or otherwise. Except as otherwise noted, the indicated owners have sole voting and investment power with respect to shares beneficially owned. An asterisk in the percent of class column indicates beneficial ownership of less than 1% percent of the outstanding Common Stock.

                                                                     Amount and Nature of
Name of Beneficial Owner                                             Beneficial Ownership  Percent of Class
------------------------                                             --------------------  ----------------
Charles C. Anderson(1)/                                                   2,562,873 (2)/          15.8%
Clyde B. Anderson(3)/                                                     1,883,390 (4)           11.6
Joel R. Anderson(1)/                                                      1,782,440 (5)/          11.0
Dimensional Fund Advisors, Inc.(6)/                                       1,120,636                6.9
Aegis Financial Corp.(7)/                                                 1,042,228                6.4
Terry C. Anderson                                                           453,272 (8)/           2.8
Harold M. Anderson(9)/                                                      448,480                2.8
Sandra B. Cochran                                                           376,236 (10)/          2.3
Charles C. Anderson, Jr.(11)/                                               341,605                2.1
Terrance G. Finley                                                          206,945 (12)/          1.3
Richard S. Wallington                                                        80,600 (13)/            *
Ronald G. Bruno                                                              73,000 (14)/            *
William H. Rogers, Jr.                                                       34,000 (15)/            *
J. Barry Mason                                                               18,000 (16)/            *

All current directors and executive officers as a group (8 persons)       3,125,443 (17)/         19.3%

___________________________
(1) The business address of Mr. Charles C. Anderson and Mr. Joel R. Anderson is 202 North Court Street, Florence, Alabama 35630. Mr. Charles C. Anderson served on the Company's Board of Directors until June 3, 2004. His brother, Mr. Joel R. Anderson, does not serve as an officer or director of the Company.

(2) Includes 83,000 shares held by a charitable foundation of which Mr. Charles C. Anderson is the Chairman of the Board of Directors.

(3) Mr. Clyde B. Anderson's business address is 402 Industrial Lane, Birmingham, Alabama 35211.

(4) Includes 83,000 shares and 50,000 shares held by charitable foundations of which Mr. Clyde B. Anderson is a member of the Board of Directors and the Executive Chairman of the Board of Directors, respectively. This number also includes 129,667 shares subject to options exercisable on or before April 30, 2005 and 9,344 shares of restricted stock.

(5)   Includes 83,000 shares held by a charitable foundation of which Mr. Joel
      R. Anderson is the Chairman of the Board of Directors.

(6) Dimensional Fund Advisors, Inc. is an investment advisor with its business address at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(7) Aegis Financial Corporation is an investment advisor with its business address at 1100 North Glebe Road Suite 1040, Arlington, Virginia 22201.

(8) Includes 18,000 shares subject to options exercisable on or before April 30, 2005.

(9) The business address of Mr. Harold M. Anderson is 3101 Clairmont Road Suite C, Atlanta, GA 30329

(10) Includes 341,667 shares subject to options exercisable on or before April 30, 2005 and 32,108 shares of restricted stock.

(11) The business address of Mr. Charles C. Anderson, Jr. is 6016 Brookvale Lane, Ste. 151, Knoxville, TN 37919

(12) Includes 170,000 shares subject to options exercisable on or before April 30, 2005 and 32,108 shares of restricted stock.

(13) Includes 63,333 shares subject to options exercisable on or before April 30, 2005 and 9,344 shares of restricted stock.

(14) Includes 36,000 shares subject to options exercisable on or before April 30, 2005.

(15)  Represents options exercisable on or before April 30, 2005.

(16)  Represents options exercisable on or before April 30, 2005.

(17) Includes 810,667 shares subject to options exercisable on or before April 30, 2005 and 82,904 shares of restricted stock.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of such stock with the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Market, Inc. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied during fiscal 2005 with all applicable Section 16(a) filing requirements with the exception of one filing by each independent director related to the annual issuance of stock options to them pursuant to the Stock Option Plan.

                             EXECUTIVE COMPENSATION

      Pursuant to SEC rules for Proxy Statement disclosure of executive compensation, the Compensation Committee of the Board of Directors of the Company has prepared the following Report on Executive Compensation. The Committee intends that this report clearly describe the current executive compensation program of the Company, including the underlying philosophy of the program and the specific performance criteria on which executive compensation is based. This report also discusses in detail the compensation paid to Ms. Sandra
B. Cochran, the Company's Chief Executive Officer, during fiscal 2005.

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee, which consists of Messrs. Ronald G. Bruno (who served as Chairman throughout fiscal 2005), J. Barry Mason and William H. Rogers, Jr., was responsible for establishing salaries, bonuses and other compensation for the Company's executive officers for fiscal 2005, as well as for administering the Company's Stock Option Plan, Employee Stock Purchase Plan and Executive Incentive Plan. Each member of the Compensation Committee is a non-employee director. Clyde B. Anderson, in his position as Executive Chairman of the Board, provided input to the Compensation Committee as to the compensation for the Company's other officers.

      During fiscal 2005, the Committee considered advice from an independent, outside consultant's review of the Company's compensation philosophy and equity incentive programs. One outcome of these reviews, beyond the affirmation of the core compensation policy principles, is the new equity compensation plan that is being submitted for shareholder approval. The new equity plan is critical for the Company to continue attracting, motivating, and retaining the best talent in the industry; and will continue to focus and align senior management with the creation of long-term shareholder value (see "plan proposal section of proxy"). The Committee continues to monitor the compensation programs with the assistance of input from outside advisors in order to ensure compliance with the changing landscape of executive pay.

      The new equity plan will result in a reduction in current overhang levels as the Company will be requesting fewer shares than are currently outstanding under the existing stock option plan. Consequently, the Company will be providing a greater emphasis on restricted stock as the primary long-term incentive vehicle in the Company's executive compensation programs. This move to restricted stock will greatly reduce the Company's annual grant or "run" rate. A combination of performance-based and service-based restricted stock will be introduced into the annual equity compensation program to maintain alignment with shareholder interests as well as link performance directly to the measures that most drive shareholder value.

      Compensation Policy. The Company's executive compensation policy is designed to provide levels of compensation that integrate compensation with the Company's annual and long-term performance goals and reward above-average corporate performance, thereby allowing the Company to attract and retain qualified executives. Specifically, the Company's executive compensation policy is intended to:

      - Provide compensation levels that are consistent with the Company's business plan, financial objectives and operating performance;

      - Reward performance that facilitates the achievement of the Company's business plan;

      -     Motivate executives to achieve strategic operating objectives; and

      - Align the interests of executives with those of stockholders and the long-term interest of the Company by providing long-term incentive compensation in the form of stock options and shares of restricted stock.

      In light of the Company's compensation policy, the components of its executive compensation program for fiscal 2005 were base salaries, cash bonuses, restricted stock bonuses and stock options.

      Base Salary. Each executive officer's base salary (including the Chief Executive Officer's base salary) is based upon a number of factors, including the responsibilities borne by the executive officer and his or her length of service to the Company. Each executive officer's base salary is reviewed annually and generally adjusted to account for inflation, the Company's financial performance, any change in the executive officer's responsibilities and the executive officer's overall performance. Factors considered in evaluating performance include financial results such as increases in sales, net income before taxes and earnings per share, as well as non-financial measures such as improvements in service and relationships with customers, suppliers and employees, employee safety and leadership and management development. These non-financial measures are subjective in nature. No particular weight is given by the Compensation Committee to any particular factor.

      Cash Bonuses. Each executive officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus of up to 100% of his or her base salary at the time of the award, including cash awards provided under the Executive Incentive Plan. Cash bonuses generally are paid pursuant to a bonus program established at the beginning of a fiscal year in connection with the preparation of the Company's annual operating budget for such year. Under this bonus program, an executive officer (including the Chief Executive Officer) is eligible to receive a bonus upon the Company achieving certain pre-tax income goals and the executive officer accomplishing certain individual performance goals related to his or her job functions.

      Stock Options. In September 1992, the Company adopted a Stock Option Plan under which executive officers, including the Chief Executive Officer, are eligible to receive stock options. In general, stock option awards are granted on an annual basis if warranted by the Company's growth and profitability. The Compensation Committee evaluates the Company's performance against pre-determined target levels of sales, net income and earnings per share in determining whether option grants are warranted and the aggregate amount of such grants. Under the Stock Option Plan, all stock options granted have had exercise prices no less than the fair market value (generally, the closing sale price of a share) of the Company's Common Stock on the date of grant. Prior to January 9, 2001, all options granted to employees became exercisable in equal annual increments over a five-year period and expired on the sixth anniversary of the date of grant. On January 9, 2001, the Compensation Committee approved an amendment to the Stock Option Plan that allows all options granted after that date to vest in equal annual increments over a three-year period and expire on the tenth anniversary of the date of the grant. The Compensation Committee believes that these features serve to align the interests of executives with those of stockholders and the long-term interests of the Company. Options were not granted to any officer in fiscal 2005 pending the approval of the Company's Incentive Award Plan. While the Compensation Committee has not established a target level of stock ownership by the Company's executive officers, it does encourage such ownership and intends to gradually increase the ownership of the Company's Common Stock by executive officers and other key employees.

      Executive Incentive Plan. During fiscal 1995, the Company adopted the Books-A-Million, Inc. Executive Incentive Plan. The Incentive Plan provides for awards to certain executive officers of cash, shares of restricted stock or both, based on the achievement of specific pre-established performance goals during a three consecutive fiscal year performance period. During Fiscal 2005, awards provided by this plan were made to Mr. Clyde B. Anderson, Executive Chairman of the Board, Ms. Sandra B. Cochran, President and Chief Executive Officer, Mr. Terrance G. Finley, Executive Vice President, and Mr. Richard S. Wallington, Chief Financial Officer. The awards were made in restricted stock according to the provisions of the plan.

      Compensation of Chief Executive Officer. During fiscal 2005, the Company's Chief Executive Officer, Ms. Sandra B. Cochran, earned compensation comprised of each of the base salary, cash bonus and Incentive Plan components of the Company's executive compensation program described above. The Compensation Committee established her compensation after reviewing the compensation packages of other chief executive officers of publicly-traded retailers (as reported in such companies' proxy statements). The Compensation Committee considered the size, location, revenues, earnings and capital structure of the retailers whose chief executive officers' compensation packages were reviewed, and attempted to provide Ms. Cochran with comparable compensation based upon the Committee's subjective comparison of the size, location, revenues, earnings and capital structure of the Company.

      Limitations on Deductibility of Compensation. Under the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 limit. Although the Compensation Committee does not presently intend to award compensation in excess of the $1,000,000 limit, it will continue to address this issue when formulating compensation arrangements for the Company's executive officers.

                        Mr. Ronald G. Bruno (Chairman)
                        Dr. J. Barry Mason
                        Mr. William H. Rogers, Jr.

      The Report on Executive Compensation of the Compensation Committee of the Board of Directors shall not be deemed to be incorporated by reference as a result of any general incorporation by reference of this Proxy Statement or any part hereof in the Company's Annual Report to Stockholders or its Annual Report on Form 10-K.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Interlocks. As indicated above, the Compensation Committee of the Board of Directors consists of Messrs. Ronald G. Bruno, J. Barry Mason and William H. Rogers, Jr. None of these directors had interlock relationships.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 2005, Charles C. Anderson, Clyde B. Anderson, Terry C. Anderson and Sandra B. Cochran served as executive officers or directors of a total of eight companies owned or controlled by the Anderson family (the "Other Companies"). None of the Other Companies have securities registered under, or otherwise are required to file periodic reports under, the Exchange Act, and if the Other Companies were to have securities registered under, or otherwise were required to file periodic reports under, the Exchange Act, none of the relationships of Charles C. Anderson, Clyde B. Anderson, Terry C. Anderson and Sandra B. Cochran with the Company and the Other Companies would constitute "interlocks," as defined by Item 402(j) of Regulation S-K. Even so, the Company notes that during fiscal 2005, (i) Clyde B. Anderson served as an officer and a member of the Board of Directors of the Company and as a member of the boards of directors and/or compensation committees of certain of the Other Companies, (ii) Charles C. Anderson served as a member of the Board of Directors of the Company through June 3, 2004 and he served as an executive officer or member of the boards of directors and/or compensation committees of certain of the Other Companies, (iii) Terry C. Anderson served as a member of the Board of Directors of the Company and as an executive officer of certain of the Other Companies and
(iv) Sandra B Cochran served as a member of the Board of Directors of certain of the Other Companies.

      During fiscal 2005, the Company entered into certain transactions in the ordinary course of business with certain entities affiliated with Messrs. Charles C. Anderson, Terry C. Anderson and Clyde B. Anderson. The Board of Directors of the Company believes that all such transactions were on terms no less favorable to the Company than terms available from unrelated parties for comparable transactions. Significant activities with these entities are discussed in the following paragraphs.

      The Company purchases a substantial portion of its magazines as well as certain of its seasonal music and newspapers from Anderson Media Corporation ("Anderson Media"), virtually all of the outstanding stock of which is owned by members of the Anderson family. During fiscal 2005, purchases of these items from Anderson Media totaled $27,340,837. The Company also purchases certain of its collectibles, gifts and books from Anderson Press, Inc. ("Anderson Press"), which is wholly owned by members of the Anderson family. During fiscal 2005, such purchases from Anderson Press totaled $1,121,673. The Company purchases gifts and cards from C.R. Gibson, of which the Anderson family controls virtually all of the outstanding stock. Such purchases from C.R. Gibson totaled $371,159 during fiscal 2005. Certain magazine subscriptions purchases from Magazines.com, which is partially owned by Anderson Media, were $77,769 for fiscal 2005. The Company purchases promotional material from Publication Marketing Corporation, which is majority owned by members of the Anderson family. During fiscal 2005, those purchases totaled $72,250. The Company utilizes Anco Far East Importers, LTD ("Anco Far East"), a company which is wholly owned by members of the Anderson family, to assist in purchasing and importing certain gift items. The total cash paid to Anco Far East for fiscal 2005 was $1,075,279, which primarily consisted of the actual cost of the product, but also included freight, duties, and fees for sourcing and consolidation services. All of the costs other than the sourcing and consolidation services fees, which totaled $75,270, were passed through from other vendors. The Company also sold books to Anderson Media in fiscal 2005 totaling $114,634. In fiscal 2005, the Company provided internet-related services to American Promotional Events in the amount of $68,230. During the year, the Company provided $296,354 of internet-related services to Magazines.com, an affiliate of Anderson Media.

      The Company leases its principal executive offices from a trust, which was established for the benefit of the grandchildren of Mr. Charles C. Anderson. The lease extends to January 31, 2006. During fiscal 2005, the Company paid rent of $137,189 to the trust under this lease. Anderson & Anderson, LLC ("A&A"), which is wholly owned by members of the Anderson family, also leases three buildings to the Company. During fiscal 2005, the Company paid A&A a total of $440,796 in connection with such leases.

      The Company subleases certain property to Hibbett Sporting Goods, Inc. ("Hibbett"), a sporting goods retailer in the Southeastern United States. The Company's Executive Chairman, Clyde B. Anderson, serves as a director for Hibbett. During fiscal 2005, the Company received $191,000 in rent payments from Hibbett.

      The Company shares ownership of a plane used by Books-A-Million in the operations of the business. The total amount received from affiliated companies for use of the plane in fiscal 2005 was $110,071. The Company rents the plane to affiliated companies at rates that cover all the variable costs and a portion of the fixed costs. In addition, the Company paid amounts to A&A for the use of their plane in the amount of $91,737.

EXECUTIVE OFFICER COMPENSATION

      This section of the Proxy Statement discloses the compensation awarded, paid to or earned by, the Company's Chief Executive Officer and its three most highly compensated officers other than the Chief Executive Officer during fiscal 2005. Such executive officers are hereinafter referred to as the Company's "Named Executive Officers."

TABLE I - SUMMARY COMPENSATION TABLE

      The following table presents the total compensation of the Company's Named Executive Officers during each of the fiscal years set forth below.

                      TABLE I - SUMMARY COMPENSATION TABLE

                                         Annual Compensation                    Long-Term Compensation
                                         -------------------                    ----------------------
                                                                       Restricted    Number of
                                                         Other Annual     Stock      Securities     All Other
                               Fiscal  Salary    Bonus   Compensation    Awards      Underlying    Compensation
              Name              Year      $        $        $ (1)/       $ (2)/    Options (#)(3)/     ($)
-----------------------------  ------  -------  -------  ------------  ----------  --------------  ------------
Sandra B. Cochran               2005   400,000  380,000      4,725      116,990             0        3,218(4)/
   President, Chief Executive   2004   360,000  360,000          0      111,995        50,000        3,384(5)/
Officer                         2003   340,000        0      8,269            0        45,000        6,026(6)/
   and Secretary
Clyde B. Anderson               2005   325,000  232,188     70,169       86,993             0        6,273(4)/
   Executive Chairman of the    2004   410,000  410,000     15,095            0        40,000        8,683(5)/
Board                           2003   410,000        0     34,288            0        62,000        6,228(6)/

Terrance G. Finley              2005   260,000  221,000          0      116,990             0        7,139(4)/
   Executive Vice President     2004   250,000  212,500          0      111,995        25,000        8,650(5)/
                                2003   245,000        0          0            0        37,000        5,752(6)/

Richard S. Wallington           2005   180,000  116,250          0       86,993             0        4,866(4)/
   Chief Financial Officer      2004   175,000  131,250          0            0        10,000        3,449(5)/
                                2003   160,000        0          0            0        15,000        3,889(6)/

(1) Other Annual Compensation includes transportation related benefits. For fiscal 2005, transportation-related benefits on behalf of Clyde B. Anderson and Sandra B. Cochran were $70,169 and $4,725, respectively. For fiscal 2004, transportation related benefits on behalf of Clyde B. Anderson were $15,095. For fiscal 2003, transportation-related benefits were $34,288 and $8,269 on behalf of Clyde B. Anderson and Sandra B. Cochran, respectively. The calculation of the transportation related benefits is based on the tax regulations in effect at the time the benefits were incurred.

(2) In fiscal 1995, the Company's Board of Directors adopted the Books-A-Million, Inc. Executive Incentive Plan and authorized Sandra B. Cochran and Terrance G. Finley to participate in such plan. Richard S. Wallington and Clyde B. Anderson were authorized to participate in fiscal 2002. Restricted stock awards of 17,310 shares were issued to both Ms. Cochran and Mr. Finley on January 30, 2004, the last trading day of the fiscal year for awards earned for the three-year performance period ended January 31, 2004. The per share value on that day was $6.47. The shares are subject to a three-year vesting schedule and are contingent upon Ms. Cochran's and Mr. Finley's continued employment until the end of the vesting period.

      After final fiscal 2004 earnings were calculated and the audit was finalized in March 2004, additional awards of $29,997 were granted in restricted stock to each of Ms. Cochran and Mr. Finley for additional amounts earned for the three-year performance period ended January 31, 2004. These awards of 5,454 shares each were granted and issued on March 15, 2004. The per share value on that day was $5.50. The shares are subject to a three-year vesting schedule and are contingent upon Ms. Cochran's and Mr. Finley's continued employment until the end of the vesting period.

      Restricted stock awards of 9,344 shares were issued to each of Sandra B. Cochran, Clyde B. Anderson, Terrance G. Finley and Richard S. Wallington on January 28, 2005, the last trading day of the fiscal year for awards earned for the three-year performance period ended January 29, 2005. The per share value on that day was $9.31. The shares are subject to a three-year vesting schedule and are contingent upon continued employment until the end of the vesting period.

(3) Options granted become exercisable in equal increments on the first, second and third anniversaries of the date of grant and expire ten years from the date of grant (or earlier if the optionee dies or ceases to be employed full-time by the Company).

(4) For fiscal 2005, the amounts shown include (i) matching contributions by the Company to the Company's 401(k) savings plan of $1,848, $5,539, $5,810 and $4,309 on behalf of Sandra B. Cochran, Clyde B. Anderson, Terrance G. Finley and Richard S. Wallington, respectively and (ii) life insurance premiums of $1,370, $734, $1,329 and $557 on behalf of each of Sandra B. Cochran, Clyde B. Anderson, Terrance G. Finley and Richard S. Wallington, respectively.

(5) For fiscal 2004, the amounts shown include (i) matching contributions by the Company to the Company's 401(k) savings plan of $7,559, $2,403, $7,985 and $3,018 on behalf of Clyde B. Anderson, Sandra B. Cochran, Terrance G. Finley and Richard S. Wallington, respectively and (ii) life insurance premiums of $1,124, $981, $665 and $431 on behalf of each of Clyde B. Anderson, Sandra B. Cochran, Terrance G. Finley and Richard S. Wallington, respectively.

(6) For fiscal 2003, the amounts shown include (i) matching contributions by the Company to the Company's 401(k) savings plan of $5,100, $5,100, $5,100 and $3,500 on behalf of Clyde B. Anderson, Sandra B. Cochran, Terrance G. Finley and Richard S. Wallington, respectively and (ii) life insurance premiums of $1,128, $926, $652 and $389 on behalf of each of Clyde B. Anderson, Sandra B. Cochran, Terrance G. Finley and Richard S. Wallington, respectively.

STOCK OPTION INFORMATION

      The Company maintains the Books-A-Million, Inc. Stock Option Plan (the "Stock Option Plan"). A total of 3,800,000 shares of Common Stock are authorized to be made available for issuance under the Stock Option Plan. Options granted under the Stock Option Plan are either incentive stock options or nonqualified options. The Stock Option Plan contains certain limitations with respect to incentive stock options that are intended to satisfy applicable Internal Revenue Code requirements. Under the Stock Option Plan, the Company is authorized to issue options to certain officers, employees, consultants and directors of the Company and its subsidiaries. Of the 3,800,000 shares of Common Stock reserved for issuance under the Stock Option Plan, as of March 31, 2005, 992,724 shares were available for issuance under the Stock Option Plan.

      The Company also maintains separate stock option plans for four of its subsidiaries: American Internet Services, Inc., Booksamillion.com, Inc., NetCentral, Inc. and FaithPoint, Inc. A total of 10,000 shares of Common Stock are authorized to be made available for issuance under each of the subsidiary plans. Options granted under each subsidiary plan are either incentive stock options or nonqualified options. Each subsidiary plan contains certain limitations with respect to incentive stock options that are intended to satisfy applicable Internal Revenue Code requirements. Under each subsidiary plan, the Company is authorized to issue options to certain officers, employees, consultants and directors of the Company and its subsidiaries. Of the 10,000 shares of Common Stock reserved for issuance under each subsidiary plan, as of March 31, 2005, all of the shares were available for issuance.

                 TABLE II - OPTION EXERCISES IN FISCAL 2005 AND
                       FISCAL 2005 YEAR-END OPTION VALUES

      The following table shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held by each of the Named Executive Officers as of January 29, 2005. The table also reflects the values of such options based on the positive spread between the exercise price of such options and $9.31, which was the closing sale price of a share of Common Stock reported in the NASDAQ National Market on January 28, 2005 (the last trading day prior to the end of the Company's fiscal year).

                  TABLE II - FISCAL 2005 YEAR-END OPTION VALUES

                                                      NUMBER OF SHARES SUBJECT TO     VALUE OF UNEXERCISED
                                                        UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS
                                                           JANUARY 29, 2005           AT JANUARY 29, 2005
                       SHARES ACQUIRED      VALUE
         NAME            ON EXERCISE    REALIZED (1)  EXERCISABLE / UNEXERCISABLE  EXERCISABLE / UNEXERCISABLE
         ----            -----------    ------------  ---------------------------  ---------------------------
Sandra B. Cochran                0        $      0         341,666 / 48,334           $1,320,771 / $198,814
Clyde B. Anderson          187,999        $977,342         129,667 / 47,334           $  310,939 / $219,225
Terrance G. Finley          45,000        $212,005         169,999 / 29,001           $  888,912 / $132,969
Richard S. Wallington       10,000        $ 82,487          63,333 / 11,667           $  310,180 / $ 53,649

(1) The value realized is based upon the difference between the market price of the shares purchased on the exercise date and the exercise price times the number of shares covered by the exercised option.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of January 29, 2005 with respect to the Company's common stock that may be issued under the Company's equity compensation plans.

                                                   A                       B                          C
                                       --------------------------  ---------------------  -------------------------
                                                                                            NUMBER OF SECURITIES
                                                                                           REMAINING AVAILABLE FOR
                                                                                            FUTURE ISSUANCE UNDER
                                          NUMBER OF SECURITIES                            EQUITY COMPENSATION PLANS
                                           TO BE ISSUED UPON          WEIGHTED AVERAGE      OUTSTANDING  OPTIONS,
                                        EXERCISE OF OUTSTANDING      EXERCISE PRICE OF     (EXCLUDING SECURITIES
            PLAN CATEGORY              RIGHTS WARRANTS AND RIGHTS  OPTIONS, WARRANTS AND   REFLECTED IN COLUMN A)
-------------------------------------  --------------------------  ---------------------  -------------------------
Equity Compensation Plans Approved by        1,588,414 (1)               $5.31                  1,190,447 (2)
Shareholders

Equity Compensation Plans Not                        -                       -                          -
Approved by Shareholders               --------------------------  ---------------------  -------------------------

Total                                        1,588,414                   $5.31                  1,190,447
                                       ==========================  =====================  =========================

(1) Includes 1,505,510 shares in the Stock Option Plan and 82,904 shares in the Executive Incentive Plan.

(2) Includes 979,221 shares in the Stock Option Plan, 40,000 shares in the subsidiary stock option plans described on the previous page, 154,130 shares in the Employee Stock Purchase Plan and 17,096 in the Executive Incentive Plan.

PERFORMANCE GRAPH

      The following indexed line graph indicates the Company's total return to stockholders from January 28, 2000 to January 28, 2005, the last trading day prior to the Company's 2005 fiscal year end, as compared to the total return for the NASDAQ Composite Index and the NASDAQ Retail Trade Stock Index for the same period.

                               [GRAPHIC OMITTED]

                            JAN. 28,  FEB. 2,  FEB. 1,  JAN. 31,  JAN. 30,  JAN. 28,
                              2000      2001     2002     2003      2004      2005
--------------------------  --------  -------  -------  --------  --------  --------
Books-A-Million, Inc.         $100      $28      $40       $31      $ 84      $121
NASDAQ Composite Index        $100      $68      $49       $34      $ 54      $ 53
NASDAQ Retail Trade Stocks    $100      $77      $92       $75      $109      $131

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the Shares represented thereby in accordance with their best judgment.

                           INDEPENDENT PUBLIC AUDITORS

      The Audit Committee of the Board of Directors has not yet selected a firm to serve as the Company's independent auditors for the 2006 fiscal year. Deloitte & Touche LLP has served as the Company's independent auditor for fiscal years 2003, 2004 and 2005. Representatives of Deloitte and Touche LLP are expected to be present at the Annual Meeting where they will be provided an opportunity to make a statement if they desire to do so and they will be available to respond to questions.

                             SOLICITATION OF PROXIES

      The cost of the solicitation of proxies on behalf of the Company will be borne by the Company. In addition, directors, officers and other employees of the Company may, without additional compensation except reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Any proposal that a stockholder may desire to have included in the Company's proxy material for presentation at the 2006 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its executive offices at 402 Industrial Lane, Birmingham, Alabama 35211, Attention:
Ms. Sandra B. Cochran, on or prior to December 27, 2005. Any such proposal received after March 15, 2006 will be considered untimely for purposes of the 2006 annual meeting, and proxies delivered for the 2006 annual meeting will confer discretionary authority to vote on any such matters.

                                  ANNUAL REPORT

      The Company's Annual Report to Stockholders for fiscal 2005 (which is not part of the Company's proxy soliciting material) is being mailed to the Company's stockholders with this proxy statement.

                                                                  April 26, 2005
                                                             Birmingham, Alabama

                                   APPENDIX A

                              BOOKS-A-MILLION, INC.
                            2005 INCENTIVE AWARD PLAN

                                    ARTICLE 1

                                     PURPOSE

      The purpose of the Books-A-Million, Inc. 2005 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Books-A-Million, Inc., a Delaware corporation (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

      Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

      2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

      2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

      2.3 "Board" means the Board of Directors of the Company.

      2.4 "Change of Control" means and includes each of the following:

            (a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange
Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

            (b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

            (c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or
(z) the acquisition of assets or stock of another entity, in each case other than a transaction:

                  (i) Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

                  (ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

            (d) The Company's stockholders approve a liquidation or dissolution of the Company. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

      2.5 "Code" means the Internal Revenue Code of 1986, as amended.

      2.6 "Committee" means the committee of the Board described in Article 12.

      2.7 "Consultant" means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      2.8 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

      2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

      2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

      2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

      2.12 "Effective Date" shall have the meaning set forth in Section 13.1.

      2.13 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

      2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.15 "Fair Market Value" means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (i) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (ii) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (c) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the day previous to such date, as determined in good faith by the Committee; or (d) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

      2.16 "Full Value Award" means any Award other than an Option, SAR or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

      2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

      2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

      2.20 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

      2.21 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

      2.22 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

      2.23 "Performance Award" means a right granted to a Participant pursuant to Article 8 to receive a cash bonus payment contingent upon achieving certain performance goals established by the Committee.

      2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

      2.25 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals shall be limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

      2.26 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

      2.27 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

      2.28 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

      2.29 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

      2.30 "Plan" means this Books-A-Million, Inc., 2005 Incentive Award Plan, as it may be amended from time to time.

      2.31 "Prior Plan" means the Books-A-Million, Inc. Stock Option Plan.

      2.32 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      2.33 "Restricted Stock" means Stock awarded to a Participant pursuant to
Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

      2.34 "Restricted Stock Unit" means an Award granted pursuant to Article 8.

      2.35 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

      2.36 "Stock Appreciation Right" or "SAR" means a right granted pursuant to
Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

      2.37 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

      2.38 "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                    ARTICLE 3

                           SHARES SUBJECT TO THE PLAN

      3.1 Number of Shares.

            (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 300,000.

            (b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. Shares of Stock which are delivered by the Participant or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 3.1(a). If any shares of Restricted Stock are forfeited by the Participant or repurchased by the Company, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 3.1(a). Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

      3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      3.3 Limitation on Number of Shares Subject to Awards and Limit on Performance Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any fiscal year shall be 100,000. The maximum amount that may be paid in cash during any fiscal year with respect to a Performance-Based Award that is intended to be a Performance Award shall be $1,000,000.

                                    ARTICLE 4

                          ELIGIBILITY AND PARTICIPATION

      4.1 Eligibility.

            (a) General. Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

            (b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or members of the Board, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Employees, Consultants or members of the Board outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Employees, Consultants or members of the Board outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

      4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                    ARTICLE 5

                                  STOCK OPTIONS

      5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

            (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

            (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

            (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid and the form of payment, including, without limitation: (i) cash (or its equivalent), (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse financial accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

            (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

      5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the following additional provisions of this Section 5.2:

            (a) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

                  (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

                  (ii) Three months after the Participant's termination of employment as an Employee; and

                  (iii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

            (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

            (c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

            (d) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

            (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

            (f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                                    ARTICLE 6

                             RESTRICTED STOCK AWARDS

      6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

      6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

      6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                    ARTICLE 7

                            STOCK APPRECIATION RIGHTS

      7.1 Grant of Stock Appreciation Rights.

            (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

            (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the
Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over
(B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

      7.2 Payment and Limitations on Exercise.

            (a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

            (b) To the extent payment for a Stock Appreciation Right is to be made in cash, the Award Agreement shall, to the extent necessary to comply with the requirements to Section 409A of the Code, specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

            (c) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

                                    ARTICLE 8

                              OTHER TYPES OF AWARDS

      8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

      8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

      8.3 Performance Award. Any Participant selected by the Committee may be granted a Performance Award. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

      8.4 Dividend Equivalents.

            (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

            (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

      8.5 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

      8.6 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

      8.7 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

      8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, or Restricted Stock Units shall be set by the Committee in its discretion.

      8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

      8.10 Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

      8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

      Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

                                    ARTICLE 9

                            PERFORMANCE-BASED AWARDS

      9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

      9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

      9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

      9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

      9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                         PROVISIONS APPLICABLE TO AWARDS

      10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

      10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

      10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

      10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

      10.6 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

                                   ARTICLE 11

                          CHANGES IN CAPITAL STRUCTURE

      11.1 Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

      11.2 Change of Control. In the event of any transaction or event described in Section 11.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.2 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

                  (ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                  (iii) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred

Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                  (iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

                  (v) To provide that the Award cannot vest, be exercised or become payable after such event.

      11.3 Outstanding Awards - Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

      11.4 Outstanding Awards - Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

      11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 12

                                 ADMINISTRATION

      12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, and (y) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board.

      12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

            (a) Designate Participants to receive Awards;

            (b) Determine the type or types of Awards to be granted to each Participant;

            (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

            (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

            (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

            (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

            (g) Decide all other matters that must be determined in connection with an Award;

            (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

            (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

            (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

      12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 13

                          EFFECTIVE AND EXPIRATION DATE

      13.1 Effective Date; Effect of Approval on Prior Plan. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws. No additional awards will be made under the Prior Plan on or after the Effective Date.

      13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION, AND TERMINATION

      14.1 Amendment, Modification, And Termination. Subject to Section 15.14, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

      14.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 15.14, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                               GENERAL PROVISIONS

      15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

      15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

      15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

      15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

      15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

      15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

      15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

      15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

      15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

      15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

      15.14 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from
Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

                                    * * * * *

      I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Books-A-Million, Inc. on ____________ __, 2005.

                                    * * * * *

      I hereby certify that the foregoing Plan was approved by the stockholders of Books-A-Million, Inc. on ____________ __, 2005.

      Executed on this ____ day of _______________, 2005.

                                          ________________________________
                                                 Corporate Secretary

                              BOOKS-A-MILLION, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, JUNE 1, 2005
                                   10:00 A.M.

                               THE HARBERT CENTER
                            2019 FOURTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203







--------------------------------------------------------------------------------

BOOKS-A-MILLION, INC.                                                     PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 1, 2005.

The undersigned stockholder(s) of Books-A-Million, Inc., a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 26, 2005, and hereby appoints Clyde B. Anderson and Sandra B. Cochran, or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. on Wednesday, June 1, 2005 at The Harbert Center, 2019 Fourth Avenue North, Birmingham, Alabama, 35203 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder(s). If no direction is made, it will be voted FOR Proposal 1 and FOR Proposal 2 and as the proxies deem advisable on such other matters which may properly come before the meeting (Proposal 3).



                      See reverse for voting instructions.

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PROOF: 2   04/20/05   051785-BAM   05-LTRPXY   MARY   AMERICAN FINANCIAL PRINTING INC. - (612) 378-0711 - FAX (612) 378-3060

                              - Please detach here -


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.



1. To elect the nominee listed below to serve as a director             [ ]  Vote FOR        [ ] WITHHOLD authority
of the Company for a three-year term expiring in 2008:                       the nominee         to vote for the

                        Terry C. Anderson                                    listed              nominee listed


2. To approve the Company's 2005 Incentive Award Plan:      [ ]   FOR the 2005 Incentive Award Plan

                                                            [ ]   AGAINST the 2005 Incentive Award Plan

                                                            [ ]   ABSTAIN from voting regarding the 2005 Incentive Award Plan

3. In their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment(s) thereof.

   Address Change? Mark Box   [ ]   Indicate changes below:          Date ______________________________________, 2005



                                                                     Signature(s) in Box
                                                                     NOTE: Please sign exactly as name appears hereon. If
                                                                     shares are registered in more than one name, the
                                                                     signature of all such persons are required. A
                                                                     corporation should sign in its full corporate name
                                                                     by a duly authorized officer, stating his or her
                                                                     title. Trustees, guardians, executors and
                                                                     administrators should sign in their official
                                                                     capacity, giving their full title as each. If a
                                                                     partnership, please sign in the partnership name by
                                                                     an authorized person.

----------------------------------------------------------------------------------------------------------------------------
PROOF: 2   04/20/05   051785-BAM   05-LTRPXY   MARY   AMERICAN FINANCIAL PRINTING INC. - (612) 378-0711 - FAX (612) 378-3060
